UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2022
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HAIN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2022, Ameet Kumar, Senior Vice President and Chief Accounting Officer and the principal accounting officer of The Hain Celestial Group, Inc. (the “Company”), informed the Company of his intention to resign from the Company, effective November 8, 2022, in order to pursue another opportunity.

Upon Mr. Kumar’s departure, Christopher J. Bellairs, the Company’s Executive Vice President and Chief Financial Officer and the principal financial officer, will assume the role of principal accounting officer in addition to his current roles. Mr. Bellairs’ full biography and other information required by Item 5.02(c) of Form 8-K are included in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders, filed with the U.S. Securities and Exchange Commission on October 7, 2022, and such information is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On October 14, 2022, the Company announced that it expects its full year fiscal 2023 results to be in line with the full year fiscal 2023 guidance for adjusted EBITDA on a constant currency basis and net sales adjusted for the impact of foreign currency, acquisitions, divestitures and discontinued brands previously issued in its fourth quarter fiscal 2022 earnings release dated August 25, 2022.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,” “anticipate,” “may,” “should,” “plan,” “intend,” “potential,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, among other things, our beliefs or expectations relating to our future performance.

Risks and uncertainties that may cause actual results to differ materially from forward-looking statements include: challenges and uncertainty resulting from the impact of competition; our ability to manage our supply chain effectively; input cost inflation; supply chain disruptions, cybersecurity risks and other risks arising from the Russia-Ukraine war; disruption of operations at our manufacturing facilities; reliance on independent contract manufacturers; challenges and uncertainty resulting from the COVID-19 pandemic; changes to consumer preferences; customer concentration; reliance on independent distributors; the availability of natural and organic ingredients; risks associated with our international sales and operations; risks associated with outsourcing arrangements; our ability to execute our cost reduction initiatives and related strategic initiatives; our ability to identify and complete acquisitions or divestitures and our level of success in integrating acquisitions; our reliance on independent certification for a number of our products; the reputation of our Company and our brands; our ability to use and protect trademarks; general economic conditions; foreign currency exchange risk; the United Kingdom’s exit from the European Union; cybersecurity incidents; disruptions to information technology systems; the impact of climate change; liabilities, claims or regulatory change with respect to environmental matters; potential liability if our products cause illness or physical harm; the highly regulated environment in which we operate; pending and future litigation; compliance with data privacy laws; compliance with our credit agreement; the discontinuation of LIBOR; our ability to issue preferred stock; the adequacy of our insurance coverage; impairments in the carrying value of goodwill or other intangible assets; and other risks and matters described in our most recent Annual Report on Form 10-K and our other filings from time to time with the U.S. Securities and Exchange Commission.

We undertake no obligation to update forward-looking statements to reflect actual results or changes in assumptions or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2022

THE HAIN CELESTIAL GROUP, INC.

By:	/s/ Christopher J. Bellairs
Christopher J. Bellairs
Executive Vice President and Chief Financial Officer